SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 19, 2004

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota		55403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(612) 304-6073

Item 5.    Other Events

On February 19, 2004, Target Corporation issued a News Release containing its financial results for the quarter and fiscal year ended January 31, 2004.  The News Release is attached hereto as Exhibit 99.  Final financial statements with additional analyses will be filed as part of the Corporation’s Form 10-K for the year ended January 31, 2004.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

	99	Target Corporation’s News Release dated February 19, 2004 containing its financial results for the quarter and fiscal year ended January 31, 2004.

Item 12.    Results of Operations and Financial Condition

On February 19, 2004, Target Corporation issued a News Release containing its financial results for the quarter and fiscal year ended January 31, 2004.  The News Release is attached hereto as Exhibit 99.  Final financial statements with additional analyses will be filed as part of the Corporation’s Form 10-K for the year ended January 31, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: February 19, 2004	By	/s/ Douglas A. Scovanner
Douglas A. Scovanner Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
99	Target Corporation’s News Release dated February 19, 2004 containing its financial results for the quarter and fiscal year ended January 31, 2004.	Electronic Transmission